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                                                                   EXHIBIT 23.01



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated
March 1, 2001 included in Merrimac Industries, Inc.'s Form 10-KSB for the fiscal year ended December 30, 2000.




                                                   /s/ Arthur Andersen LLP


Roseland, New Jersey
June 19, 2001